UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 Or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)      September 12, 2005
                                                 ------------------------------

                         ENERGY CONVERSION DEVICES, INC.
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(Exact Name of Registrant as Specified in Charter)


   Delaware                          1-8403                    38-1749884
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(State or Other Jurisdiction       (Commission              (IRS Employer
 of Incorporation)                  File Number)             Identification No.)


   2956 Waterview Drive, Rochester Hills, MI                       48309
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(Address of Principal Executive Offices)                         (Zip Code)


Registrant's telephone number, including area code         (248) 293-0440
                                                  -----------------------------

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         (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 2.02   Results of Operations and Financial Condition
---------   ---------------------------------------------

      The information in this Current Report shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not incorporated by reference into any filing of Energy Conversion Devices, Inc., whether made before or after the date hereof, regardless of any general incorporation language in such filing.

      On September 12, 2005, Energy Conversion Devices, Inc. issued a press release announcing its consolidated financial results for the fiscal year ended June 30, 2005. A copy of the press release is furnished as Exhibit 99.1 to this report.


Item 9.01   Financial Statements and Exhibits
---------   ---------------------------------

(a) Not applicable.

(b) Not applicable.

(c) Exhibits:

      Exhibit No.                         Description
      -----------      ------------------------------------------------------
      99.1             Press release dated September 12, 2005 reporting
                       consolidated financial results for the fiscal year ended June 30, 2005.




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                                  SIGNATURES
                                  ----------

      Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                 ENERGY CONVERSION DEVICES, INC.


                                 By: /s/ Stephan W. Zumsteg
                                     ------------------------------------------
                                     Vice President and Chief Financial Officer


Date: September 12, 2005



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                                  Exhibit Index
                                  -------------


      Exhibit No.                          Description
      -----------      ------------------------------------------------------
      99.1             Press release dated September 12, 2005 reporting
                       consolidated financial results for the fiscal year ended June 30, 2005.




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